                                                                  EXHIBIT 10.19


                               KEY EMPLOYEE OPTION
                               (PERFORMANCE GRANT)

                  THIS OPTION MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED HEREIN. NEITHER THE RIGHTS REPRESENTED BY THIS OPTION NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. SUCH RIGHTS AND SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART EXCEPT IN ACCORDANCE WITH THE PROVISIONS HEREOF.

Option No.:       ___________________________________

Holder:           ___________________________________
                  NAME
                  ___________________________________
                  ADDRESS
                  ___________________________________
                  CITY, STATE & ZIP CODE

Date of
Grant of
this Option:  _______________________________________

Number of
Option Shares:_______________________________________

Option
Exercise
Price Per
Share:            U.S.$______________________________


                       HAYES MICROCOMPUTER PRODUCTS, INC.

                  NONQUALIFIED OPTION TO PURCHASE COMMON STOCK

         Hayes Microcomputer Products, Inc., a Georgia corporation (the "Company"), hereby certifies that the above-named individual designated on the line entitled "Holder", the registered holder hereof, or its permitted registered assigns to whom notice has been given by the Company ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Option, at any time or times on or after Vesting hereof but not after 5:30 P.M., Atlanta, Georgia time, on the Expiration Date (as defined herein), up to the number of shares set forth above of the Company's fully paid nonassessable shares, as adjusted pursuant to this Option (the

"Option Shares"), of Common Stock (as defined herein) of the Company as are Vested at the time of exercise, by payment of the applicable aggregate Option Exercise Price (as defined herein) in lawful money of the United States.

         1. Definitions. The following words and terms as used in this Option shall have the following meanings:

                  (a) "Common Stock" means (i) the Company's common stock, (ii) any capital stock into which such "Common Stock" shall have been changed or any capital stock resulting from a reclassification of such "Common Stock", and
(iii) the capital stock of any company for which the Company's common stock is exchangeable in a merger transaction, whether or not the Company is the surviving corporation, as contemplated in Section 4 hereof.

                  (b) "Convertible Securities" means any securities issued by the Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

                  (c) "Date of this Option" means the date set forth above in the heading of this Option.

                  (d) "Expiration Date" means the earlier of ten (10) years from the date of the granting of this Option, or the date of termination of the Option pursuant to subsections 12(a) and (b) hereof.

                  (e) "Average Share Price" means the highest average Market Price per share averaged over any period of twenty (20) consecutive trading days in any calendar quarter.

                  (f) "Market Price" means the market value of one share determined as follows: (i) where there exists a public market for the Company's Common Stock at the time of such exercise, the market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal on any trading day.

                  (g) "Option Exercise Price" shall initially be the price per share as set forth on the first page hereof and shall be adjusted and readjusted from time to time as provided in this Option.

                  (h) "Public Offering" means (i) the closing of a firm commitment underwritten Public Offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock , or (ii) any transaction or series of related transactions in which all of the outstanding shares of the Company are exchanged for shares or a combination of cash and shares of another entity whose common shares are publicly traded on the NASDAQ National Market System, the American Stock Exchange, or the New York Stock Exchange.

                  (i) "Securities Act" means the Securities Act of 1933, as amended.

                  (j) "Vesting" or "Vested" shall have the meaning set forth in
Section 2(e) hereof.

                  (k) Other Definitional Provisions.

                           (i) Except as otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person's successors and permitted assigns, (B) to the Company shall be deemed to include the Company's successors and
         (C) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                           (ii)     When used in this Option, the words
         "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Option as a whole and not to any provision of this Option, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Option unless otherwise specified.

                           (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

                           (iv) Any capitalized term not otherwise defined in this Option shall have the meaning ascribed to such term in that certain Shareholders' Agreement dated as of April 16, 1996 (the "Shareholders' Agreement"), by and among the Company, Dennis C. Hayes and the Shareholders.

                           (v)      The "Plan" shall mean the Hayes
         Microcomputer Products, Inc. Stock Option Plan.

         2. Exercise of Option.

                  (a) Subject to the terms and conditions hereof including the conditions to Vesting, this Option may be exercised in whole or in part, at any time during normal business hours on or after Vesting to the extent the conditions for Vesting and the other conditions to exercise set forth in Section 2(e) hereof have been satisfied, and prior to 5:30 p.m., Atlanta, Georgia time, on the Expiration Date. The rights represented by this Option may be exercised by the holder hereof then registered on the books of the Company, in whole or from time to time in part (except that this Option shall not be Vested as to a fractional share), by (i) delivery of a written notice, in the form of the Subscription Notice attached as Exhibit A hereto, of such holder's election to exercise this Option, which notice shall specify the number of Option Shares to be purchased, (ii) payment to the Company of an amount equal to the Option Exercise Price multiplied by the number of Option Shares as to which the Option is being exercised (plus any applicable issue or transfer taxes) in cash, by wire transfer or by certified or official bank check, for the number of Option Shares as to which this Option shall have been exercised, and (iii) the surrender of this Option, properly endorsed, at the principal office of the Company at the time of such exercise (or at such other agency or office of the Company as the Company may designate by notice to the Holder). In the event of any exercise of the rights represented by this Option, a certificate or certificates for the Option Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by the Holder within a reasonable time, not exceeding 15 days (if the Company's Common Stock is not then publicly traded) or five (5) business days (if the Company's Common Stock is then publicly traded), after such rights shall have been so exercised.

                  (b) Unless the rights represented by this Option shall have expired or have been fully exercised, the Company shall issue, within such 15 day or 5 business day period, as applicable, a new Option identical in all respects to the Option exercised except (x) such new Option shall represent rights to purchase the number of Option Shares purchasable immediately prior to such exercise under the Option exercised, less the number of Option Shares with respect to which such original Option was exercised, and (y) the Option Exercise Price thereof shall be the Option Exercise Price of the Option exercised. The person in whose name any certificate for Option Shares is issued upon exercise of this Option shall for all purposes be deemed to have become the holder of record of such Option Shares immediately prior to the close of business on the date on which the Option was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Option Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

                  (c) In lieu of the Holder exercising this Option (or any portion hereof) for cash, Holder may, in connection with such exercise, elect to satisfy the Option Exercise Price by exchanging solely (x) this Option (or such portion hereof) for (y) that number of Option Shares equal to the product of (i) the number of shares of Common Stock issuable upon such exercise of the Option (or, if only a portion of this Option is being exercised, issuable upon the exercise of such portion) for cash multiplied by (ii) a fraction, (A) the numerator of which is the Market Price per share of the Common Stock at the time of such exercise minus the Option Exercise Price per share of the Common Stock at the time of such exercise, and (B) the denominator of which is the Market Price per share of the Common Stock at the time of such exercise, such number of shares so issuable upon such exercise to be rounded up or down to the nearest whole number of Option Shares.

                  (d) Notwithstanding anything contained herein, if this Option constitutes an Incentive Stock Option, then the Option may be exercised by the original Holder hereof during his or her lifetime only by such original Holder.

                  (e) The shares of Common Stock covered by this Option shall become Vested at the earlier to occur of (i) nine (9) years after the Date of this Option, (ii) any earlier date established by the Board of Directors of the Company, or (iii) after the Company has completed a Public Offering and only to the extent Vested (herein called "Vesting" or "Vested") by the attainment of a certain Average Share Price, which achieves Vesting of the corresponding percentage Vesting of the Option Shares in accordance with the following Vesting schedule:

                                Vesting Schedule

                                          Percentage of Option              Cumulative
                                            Shares Which May           Percentage of Option
         Average Share Price                  Be Exercised                Shares Vested
         -------------------              --------------------         --------------------
         Less than $24.19                           0.0%                        0.0%
         $24.19 to $28.21                          15.0%                       15.0%
         $28.22 to $32.25                          13.0%                       28.0%
         $32.26 to $36.28                          12.0%                       40.0%
         $36.29 to $40.31                          10.5%                       50.5%
         $40.32 to $44.34                           9.5%                       60.0%
         $44.35 to $48.38                           9.0%                       69.0%
         $48.39 to $52.41                           8.5%                       77.5%
         $52.42 to $56.44                           8.0%                       85.5%
         $56.45 to $60.47                           7.5%                       93.0%
         Over $60.47                                7.0%                      100.0%
                                                  -----
                                                  100.0%

                  For each incremental increase in Average Share Price, the corresponding additional percentage of all Option Shares covered by this Option shall become Vested and shall thereafter be and remain Vested in accordance herewith; provided that such Vested Option Shares may be exercised only upon and after the earlier to occur of (1) the Holder's leaving the employ of the Company, or (2) the first anniversary of Holder's continuous full-time employment with the Company. The Average Share Price shall be calculated for each calendar quarter after a Public Offering and shall be based on the highest average trading price for twenty (20) consecutive trading days for each quarter. Once a particular level of Average Share Price is achieved, the percentage of the Option Shares which are deemed Vested at that level in accordance with the above Vesting Schedule shall be cumulative of all other percentage shares Vested at the lower Average Share Price levels as shown on the chart above, and shall thereafter remain Vested, even if the Average Share Price thereafter falls below the level previously attained. Such calculation of Average Share Price shall terminate on the sixth (6th) anniversary of the date of this Option, and the percentage of Option Shares which have become Vested in accordance with the foregoing calculations shall be the total number of Vested Option Shares under this Plan which may be exercised by Holder in accordance with this Agreement.

         3. Covenants as to Common Stock.

                  (a) The Company covenants and agrees that all Option Shares which may be issued upon the exercise of the rights represented by this Option will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Option may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Option and that the par value of said shares will at all times be less than or equal to the applicable Option Exercise Price.

                  (b) If any shares of Common Stock reserved or to be reserved to provide for the exercise of the rights then represented by this Option require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued to the Holder, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

         4. Changes in Capitalization; Merger; Liquidation. For purposes of this Option, the number of shares covered by each outstanding Option, and the price per share of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation (other than as a subsidiary of another corporation), recapitalization, reclassification of shares or similar reorganization, the holder of each outstanding Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are provided in this Option, the number and class of shares of stock or other securities to which a holder of the number of shares of Stock subject to the Option at the time of such transaction would have been entitled to receive as a result of such transaction. In the event of any such changes in capitalization of the Company, the Board or the Committee will make such adjustments in the number and class of shares of Stock or other securities and/or the exercise price with respect to which outstanding Options are Vested to prevent dilution or enlargement of rights hereunder. Any adjustment pursuant to this Section 4 may provide, in the Board or the Committee's discretion, for the elimination of any fractional shares that might otherwise become subject to this Stock Option without payment therefor. In the event of a dissolution or liquidation of the Company or a sale of substantially all of the stock or substantially all of the assets of the Company, each outstanding Option shall terminate except to the extent that another corporation assumes such Option or substitutes another option therefor. In the event of a merger or consolidation in which the Company is not the surviving corporation or serves only as a subsidiary of another corporation, or any other transaction having a similar result or effect, then the holder of each outstanding Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are provided in this Option, the number and class of shares of stock or other securities to which a holder of the number of shares of Stock subject to the Option at the time of such transaction would have been entitled to receive as a result of such transaction. In the event of a change of the Company's shares of Stock with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of this Option. Except as expressly provided in this Section 4, the holder of an Option shall have no rights by reason of any subdivision or combination of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of Stock of any class or by reason of any dissolution, liquidation, merger or consolidation or distribution to the Company's shareholders of assets or stock of another corporation. Except as expressly provided herein, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to this Stock Option. The Holder understands and agrees that the existence of the Plan and the Stock Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the

Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         5. Notice of Adjustment of Option Exercise Price. Upon any adjustment of the Option Exercise Price, then the Company shall give notice thereof to the Holder of this Option, which notice shall state the Option Exercise Price in effect after such adjustment and the increase, or decrease, if any, in the number of Option Shares purchasable at the Option Exercise Price upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6. Computation of Adjustments. Upon each computation of an adjustment in the Option Exercise Price and the number of shares which may be subscribed for and purchased upon exercise of this Option, the Option Exercise Price shall be computed to the nearest cent (i.e. fraction of .5 of a cent, or greater, shall be rounded to the next highest cent) and the number of shares which may be subscribed for and purchased upon exercise of this Option shall be calculated to the nearest whole share (i.e. fractions of less than one half of a share shall be disregarded and fractions of one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made however, if the change in the Option Exercise Price would be less than $.001 per share, but any such lesser adjustment shall be made (i) at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.001 per share or more, or (ii) if earlier, upon the third anniversary of the event for which such adjustment is required.

         7. No Change in Option Terms on Adjustment. Irrespective of any adjustment in the Option Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Option, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares as are stated herein and the Option Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

         8. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Option Shares or any transfer involved in the issue or delivery of any certificates for Option Shares of Common Stock in a name other than that of the registered holder hereof or upon any transfer of this Option.

         9. Option Holder Not Deemed a Shareholder. No holder, as such, of this Option shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Option be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Option of the Option Shares which he is then entitled to receive upon the due exercise of this Option.

         10. No Limitation on Corporate Action. No provisions of this Option and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

         11. Transfer; Opinions of Counsel; Restrictive Legends. Notwithstanding anything contained herein, this Option is nontransferable except in the case of the death of the Holder, in which event the Option may be transferred by the Last Will and Testament of the deceased Holder or by the laws of descent and distribution. To the extent applicable, each certificate or other document evidencing any of the Option Shares shall be endorsed with the legends set forth below, and Holder covenants that, except to the extent such restrictions are waived by the Company, Holder shall not transfer the Option Shares without complying with the restrictions on transfer described in the legends endorsed thereon;

                  (a) The following legend, if applicable, under the Securities
Act:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b) If required by the authorities of any state in connection with the issuance or sale of the Option Shares, the legend required by such state authority.

                  (c) The Company shall not be required (i) to transfer on its books any Option Shares which shall have been transferred in violation of any of the provisions set forth in this Section 11, or (ii) to treat as owner of such Option Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Option Shares shall have been so transferred.

                  (d) Any legend endorsed on a certificate pursuant to subsection (a) or (b) of this Section 11 shall be removed (i) if the Option Shares represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, or
(ii) if the holder of such Option Shares shall have provided the Company with an opinion from counsel, in form and acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that a public sale, transfer or assignment of the Option or the Option Shares may be made without registration.

                  (e) Any legend endorsed on a certificate pursuant to subsection (b) of this Section 11 shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if the holder of the Option or the Option Shares provides the Company with an opinion of counsel, in form and substance acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that such state legend may be removed.

                  (f) Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Option Shares unless:

                           (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (ii) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (A) if requested by the Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Option Shares under the Securities Act and (B) if requested by the Company, the transferee shall have furnished to the Company its agreement to abide by the restrictions on transfer set forth herein as if it were a purchaser hereunder.

                  (g) Except as set forth in this Section 11, neither the Option nor the Option Shares shall be assignable by the Holder or its assignees.

         12. Termination of Employment or Death.

                  (a) Upon termination of Holder's employment with the Company for any reason at any time, this Option shall expire and shall be immediately terminated, canceled and of no further effect as to any Option Shares that have not Vested as of the date of termination. Upon any termination of employment of the holder for any reason other than for cause, death or disability, any such Option held at the date of such employment termination may, to the extent Vested, be exercised within ninety (90) days after the date of such employment termination. Upon any termination of employment of the holder by reason of disability, except as otherwise provided in the particular Stock Option Agreement, any such Option held at the date of such employment termination may, to the extent Vested, be exercised within twelve (12) months after the date of such employment termination. If the holder of such an Option dies, except as otherwise provided in the particular Stock Option Agreement, any such Option held at the date of death may, to the extent Vested, be exercised by a legatee or legatees of the holder under the holder's last will, or by the holder's personal representatives or distributees, within twelve (12) months after the holder's death. This Section shall not extend the term of the Option specified pursuant to Section 1(e). For purposes of this Section, employment of a holder shall not be deemed terminated so long as the holder is employed by the Company, by a subsidiary of the Company or by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Option of the holder. For purposes of this Section 12, the extent to which such an Option is Vested shall be determined as of the date of termination of employment. This Option shall automatically terminate as to any Vested Option Shares not exercised by the dates set forth above.

                  (b) This Option shall expire and terminate immediately upon the original Holder hereof being discharged from the employment of this Company for cause, and all unexercised Options shall be deemed cancelled, void and of no further effect, whether or not Vested at the time of termination. Cause shall be determined by the Compensation Committee in its sole discretion exercised in good faith.

         13. Lost, Stolen, Mutilated or Destroyed Option. If this Option is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (except in the event of loss, theft, mutilation or destruction while this Option is in possession of the Company's Escrow Agent, in which events the Company shall be solely responsible) (which shall, in the case of a mutilated Option, include the surrender thereof), issue a new Option of like denomination and tenor as the Option so lost, stolen, mutilated or destroyed. Any such new Option shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Option shall be at any time enforceable by anyone.

         14. Representation of Holder. The Holder, by the acceptance hereof, represents that it is acquiring this Option for its own account for investment and not with a view to, or sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, nor with any present intention of distributing any of the same. Upon exercise of this Option, the Holder will confirm in writing, in form reasonably satisfactory to the Company, such Holder's investment intent.

         15. Notices. All Notices, requests and other communications that the Holder or the Company is required or elects to give hereunder shall be in writing and shall be deemed to have been given (a) upon personal delivery thereof, including by appropriate courier service, five (5) days after delivery to the courier or, if earlier, upon delivery against a signed receipt therefor or (b) upon transmission by facsimile or telecopier, which transmission is confirmed, in either case addressed to the party to be notified at the address set forth below or at such other address as such party shall have notified the other parties hereto, by notice given in conformity with this Section 15.

                  (a)      If to the Company:

                           Hayes Microcomputer Products, Inc.
                           5835 Peachtree Corners East
                           Norcross, Georgia 30092
                           Attention: President
                           Telecopy: (770) 840-6830

                  (b) If to the Holder, to the address set forth on the first page hereof as the address for Holder.

         16. Miscellaneous. This Option and any term hereof may be changed, waived, discharged, or terminated except as provided in the Plan only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Option are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         17. Date. The date of this Option is the date set forth on the first page hereof. This Option, in all events, shall be wholly void and of no effect after 5:30 p.m., Georgia time, on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section

11 shall continue in full force and effect after such date as to any Option Shares or other securities issued upon the exercise of this Option.

         18. Severability. If any provision of this Option is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Option.

         19. Governing Law. This Option shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without reference to its conflicts of law principles.

         20. Confidentiality. Notwithstanding anything contained herein to the contrary, if at anytime prior to the exercise of the Option granted hereunder the Holder communicates or discloses in any way or form to any person or entity that the Holder is the recipient of or the holder of this or any other option issued by the Company pursuant to the Plan, then this Option shall immediately terminate and all rights of Holder hereunder shall be null and void, it being understood and agreed by Holder, as evidenced by the acceptance of this Option by the Holder, that it is of the utmost importance to the Company to have the Holder hereof keep the issuance to and the receipt of this Option by the Holder in strictest confidence.

         21. Governance by Plan. Notwithstanding anything contained herein, this Option shall be governed by the Plan, and any term or provision herein which conflicts or is inconsistent with the Plan shall be deemed to be in accordance with the applicable term or provision of the Plan.

                                    HAYES MICROCOMPUTER PRODUCTS, INC.



                                    By:
                                        ----------------------------------------
                                        DENNIS C. HAYES, Chairman

                                  EXHIBIT A TO
                                     OPTION

                               SUBSCRIPTION NOTICE

        TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH REGISTERED HOLDER
                         DESIRES TO EXERCISE THIS OPTION


                       HAYES MICROCOMPUTER PRODUCTS, INC.

         The undersigned hereby exercises the right to purchase Option Shares covered by this Option according to the conditions thereof and herewith [makes payment of $_______________, the aggregate Option Exercise Price of such Option Shares in full] [tenders solely this Option, or applicable portion hereof, in full satisfaction of the Option Exercise Price upon the terms and conditions set forth herein.]

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name ___________________________________________________________________________
                  (Please typewrite or print in block letters)

Address ________________________________________________________________________

                                    HOLDER NAME:

                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------
                                        [Net] Number of Option Shares Being
                                        Purchased
                                                  ------------------------------



Dated: ______________, 19__

                                    EXHIBIT D

                               FIRST AMENDMENT TO
                       HAYES MICROCOMPUTER PRODUCTS, INC.
                     KEY EMPLOYEE OPTION (PERFORMANCE GRANT)

                  THIS OPTION MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED HEREIN. NEITHER THE RIGHTS REPRESENTED BY THIS OPTION NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. SUCH RIGHTS AND SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART EXCEPT IN ACCORDANCE WITH THE PROVISIONS HEREOF.

         Hayes Microcomputer Products, Inc. (the "Company") has issued to certain key management employees of the Company certain options to purchase common stock designated as a Key Employee Option (Performance Grant) (hereinafter called "Performance Grant Options"). This Amendment hereby amends each of the outstanding Performance Grant Options as follows:

         1. Section 1(h) of each of the Performance Grant Options is hereby amended as follows: in the first line of Section 1(h) insert "(i)" between the words "means" and "the," and adding at the end of said Section 1(h) the following: ", or (ii) any transaction or series of related transactions in which all of the outstanding shares of the Company are exchanged for shares or a combination of cash and shares of another entity whose common shares are publicly traded on the NASDAQ National Market System, the American Stock Exchange, or the New York Stock Exchange."

         2. Section 2(e) of each of the Performance Grant Options is hereby amended by (A) deleting the word "only" in the second line of said Section 2(e) and inserting in lieu of said word the following: "at the earlier to occur of
(i) nine (9) years after the Date of this Option, (ii) any earlier date established by the Board of Directors of the Company, or (iii)...."; and (B)
deleting the words "fifth (5th)" in the fourth line from the end of said Section 2(e) and inserting the words "sixth (6th)."

         3. Except as expressly hereby amended, each of the Performance Grant Options shall remain unchanged and shall remain in full force and effect.

                                    HAYES MICROCOMPUTER PRODUCTS, INC.


                                    By:
                                        ----------------------------------------
                                        Dennis C. Hayes
                                        Chairman

                                                                   EXHIBIT 10.19


                               KEY EMPLOYEE OPTION
                               (MANAGEMENT GRANT)

                  THIS OPTION MAY NOT BE SOLD, TRANSFERRED OR
                  OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED HEREIN. NEITHER THE RIGHTS REPRESENTED BY THIS OPTION NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. SUCH RIGHTS AND SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART EXCEPT IN ACCORDANCE WITH THE PROVISIONS HEREOF.

Option No.:
                  -----------------------------------
Holder:
                  -----------------------------------
                  NAME

                  -----------------------------------
                  ADDRESS

                  -----------------------------------
                  CITY, STATE & ZIP CODE

Date of
Grant of
this Option:
                  -----------------------------------
Number of
Option Shares:
                  -----------------------------------
Option
Exercise
Price Per
Share:            U.S.$
                       ------------------------------


                       HAYES MICROCOMPUTER PRODUCTS, INC.

                         OPTION TO PURCHASE COMMON STOCK

         Hayes Microcomputer Products, Inc., a Georgia corporation (the "Company"), hereby certifies that the above-named individual designated on the line entitled "Holder", the registered holder hereof, or its permitted registered assigns to whom notice has been given by the Company ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Option, at any time or times on or after the Exercise Date hereof but not after 5:30 P.M., Atlanta, Georgia time, on the Expiration Date (as defined herein), up to the number of shares set forth above of the Company's fully paid nonassessable shares, as adjusted pursuant to this

Option (the "Option Shares"), of Common Stock (as defined herein) of the Company by payment of the applicable aggregate Option Exercise Price (as defined herein) in lawful money of the United States.

         1. Definitions. The following words and terms as used in this Option shall have the following meanings:

                  (a) "Common Stock" means (i) the Company's common stock and
(ii) any capital stock into which such "Common Stock" shall have been changed or any capital stock resulting from a reclassification of such "Common Stock."

                  (b) "Convertible Securities" means any securities issued by the Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

                  (c) "Date of this Option" means the date set forth above in the heading of this Option.

                  (d) "Exercise Date" or "Exercise Dates" means the earlier to occur of (i) the date on which the Company files a registration statement on Form S-1 (or any similar form) with the Securities and Exchange Commission in connection with a proposed Initial Public Offering, (ii) the date of the closing of a Significant Transaction, (iii) nine (9) years after the Date of this Option, or (iv) any earlier date established by the Board of Directors of the Company.

                  (e) "Expiration Date" means ten (10) years from the date of the granting of this Option.

                  (f) "Initial Public Offering" means the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock.

                  (g) "Market Price" means the fair market value of one share determined as follows: (i) where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five (5) trading days (or such fewer number of trading days as the Company's Common Stock may have been publicly traded) ending on the trading day prior to the date of determination of fair market value and (ii) if at any time the Common Stock is not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the higher of (A) the book value thereof, as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors, as at the last day as of which such determination shall have been made, or (B) the fair value thereof determined in good faith by the Board of Directors as of the date which is within 15 days of the date as of which the determination is to be made (in determining the fair value thereof, the Board of Directors shall consider stock market valuations and price to earnings ratios of comparable companies in similar industries). Notwithstanding the foregoing, in the event the Option is exercised in connection with the Initial Public Offering, the fair market value per share shall be the per share price at which registered shares are sold to the public in the Initial Public Offering. If the holder shall purchase such shares in conjunction with the closing of any Significant Transaction, then the fair market value per share shall mean the value received by the holders of the Company's Common Stock pursuant to such Significant Transaction for each share of Common Stock, subject to the closing of such Significant Transaction.

                  (h) "Option Exercise Price" shall initially be the price per share as set forth on the first page hereof and shall be adjusted and readjusted from time to time as provided in this Option.

                  (i) "Securities Act" means the Securities Act of 1933, as amended.

                  (j) "Significant Transaction" means the closing of a merger, consolidation or reorganization of the Company with or into any other corporation or corporations in which the Company is not the surviving entity (other than a mere reincorporation transaction), a sale of all or substantially all of the assets of the Company, a transaction or series of related transactions in which the Company issues shares representing more than 50% of the voting power of the Company, immediately after giving effect to such transaction, to a person or persons who were not Shareholders (as defined in the Shareholders' Agreement) immediately prior to such transaction, or any transaction or series of related transactions in which all of the outstanding shares of the Company are exchanged for shares or a combination of cash and shares of another entity whose common shares are publicly traded on the NASDAQ National Market System, the American Stock Exchange, or the New York Stock Exchange.

                  (k) Other Definitional Provisions.

                           (i) Except as otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person's successors and permitted assigns, (B) to the Company shall be deemed to include the Company's successors and
         (C) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                           (ii) When used in this Option, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Option as a whole and not to any provision of this Option, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Option unless otherwise specified.

                           (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

                           (iv) Any capitalized term not otherwise defined in this Option shall have the meaning ascribed to such term in that certain Shareholders' Agreement dated as of April 16, 1996 (the "Shareholders' Agreement"), by and among the Company, Dennis C. Hayes and the Shareholders.

                           (v) The "Plan" shall mean the Hayes Microcomputer Products, Inc. Stock Option Plan.

         2.       Exercise of Option.

                  (a) Subject to the terms and conditions hereof including the conditions to exercisability, this Option may be exercised in whole or in part, at any time during normal business hours on or after the Exercise Date to the extent the conditions for exercisability set forth in Section 2(e) hereof have been satisfied, and prior to 5:30 p.m., Atlanta, Georgia time, on the Expiration Date. The rights represented by this Option may be exercised by the holder hereof then registered on the books of the Company, in whole or from time to time in part (except that this Option shall not be exercisable as to a fractional share), by (i) delivery of a written notice, in the form of the Subscription Notice attached as Exhibit A hereto, of such holder's election to exercise this Option, which notice shall specify the number of Option Shares to be purchased, (ii) payment to the Company of an amount equal to the Option Exercise Price multiplied by the number of Option Shares as to which the Option is being exercised (plus any applicable issue or transfer taxes) in cash, by wire transfer or by certified or official bank check, for the number of Option Shares as to which this Option shall have been exercised, and (iii) the surrender of this Option, properly endorsed, at the principal office of the Company at the time of such exercise (or at such other agency or office of the Company as the Company may designate by notice to the Holder). In the event of any exercise of the rights represented by this Option, a certificate or certificates for the Option Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by the Holder within a reasonable time, not exceeding 15 days (if the Company's Common Stock is not then publicly traded) or five (5) business days (if the Company's Common Stock is then publicly traded), after such rights shall have been so exercised.

                  (b) Unless the rights represented by this Option shall have expired or have been fully exercised, the Company shall issue, within such 15 day or 5 business day period, as applicable, a new Option identical in all respects to the Option exercised except (x) such new Option shall represent rights to purchase the number of Option Shares purchasable immediately prior to such exercise under the Option exercised, less the number of Option Shares with respect to which such original Option was exercised, and (y) the Option Exercise Price thereof shall be the Option Exercise Price of the Option exercised. The person in whose name any certificate for Option Shares is issued upon exercise of this Option shall for all purposes be deemed to have become the holder of record of such Option Shares immediately prior to the close of business on the date on which the Option was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Option Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

                  (c) In lieu of the Holder exercising this Option (or any portion hereof) for cash, Holder may, in connection with such exercise, elect to satisfy the Option Exercise Price by exchanging solely (x) this Option (or such portion hereof) for (y) that number of Option Shares equal to the product of (i) the number of shares of Common Stock issuable upon such exercise of the Option (or, if only a portion of this Option is being exercised, issuable upon the exercise of such portion) for cash multiplied by (ii) a fraction, (A) the numerator of which is the Market Price per share of the Common Stock at the time of such exercise minus the Option Exercise Price per share of the Common Stock at the time of such exercise, and (B) the denominator of which is the Market Price per share of the Common Stock at the time of such exercise, such number of shares so issuable upon such exercise to be rounded up or down to the nearest whole number of Option Shares.

                  (d) Notwithstanding anything contained herein, if this Option constitutes an Incentive Stock Option, then the Option may be exercised by the original Holder hereof during his or her lifetime only by such original Holder.

                  (e) This Option shall become exercisable (herein called "Vesting") in accordance with the following vesting schedule:

                                                                                        Aggregate
                                                                                         Vesting
                                                                                        ---------
                           (i)      One year after the Date of this Option                   20%
                           (ii)     Two years after the date of this Option                  40%
                           (iii)    Three years after the date of this Option                60%
                           (iv)     Four years after the date of this Option                 80%
                           (v)      Five  years after the date of this Option               100%


         3.       Covenants as to Common Stock.

                  (a) The Company covenants and agrees that all Option Shares which may be issued upon the exercise of the rights represented by this Option will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Option may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Option and that the par value of said shares will at all times be less than or equal to the applicable Option Exercise Price.

                  (b) If any shares of Common Stock reserved or to be reserved to provide for the exercise of the rights then represented by this Option require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued to the Holder, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

         4. Changes in Capitalization; Merger; Liquidation. For purposes of this Option, the number of shares covered by each outstanding Option, and the price per share of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation (other than as a subsidiary of another corporation), recapitalization, reclassification of shares or similar reorganization, the holder of each outstanding Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are provided in this Option, the number and class of shares of stock or other securities to which a holder of the number of shares of Stock subject to the Option at the time of such transaction would have been entitled to receive as a result of such transaction. In the event of any such changes in capitalization of the Company, the Board or the Committee will make such adjustments in the number and class of shares of Stock or other securities and/or the exercise price with respect to which outstanding Options are exercisable to prevent dilution or enlargement of rights hereunder. Any adjustment pursuant to this section 4 may provide, in the Board or the Committee's discretion, for the elimination of any fractional shares that might otherwise become subject to this Stock Option without payment therefor. In the event of a dissolution or liquidation of the Company, a sale of substantially all of the stock or substantially all of the assets of the Company, a merger or consolidation in which the Company is not the surviving corporation or services only as a subsidiary of another corporation, or any other transaction having a similar result or effect, each outstanding Option shall terminate except to the extent that another corporation assumes such Option or substitutes another option therefor. In the event of a change of the Company's shares of Stock with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of this Option. Except as expressly provided in this section 4, the holder of an Option shall have no rights by reason of any subdivision or combination of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of Stock of any class or by reason of any dissolution, liquidation, merger or consolidation or distribution to the Company's shareholders of assets or stock of another corporation. Except as expressly provided herein, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to this Stock Option. The Holder understands and agrees that the existence of the Plan and the Stock Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         5. Notice of Adjustment of Option Exercise Price. Upon any adjustment of the Option Exercise Price, then the Company shall give notice thereof to the Holder of this Option, which notice shall state the Option Exercise Price in effect after such adjustment and the increase, or decrease, if any, in the number of Option Shares purchasable at the Option Exercise Price upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6. Computation of Adjustments. Upon each computation of an adjustment in the Option Exercise Price and the number of shares which may be subscribed for and purchased upon exercise of this Option, the Option Exercise Price shall be computed to the nearest cent (i.e. fraction of .5 of a cent, or greater, shall be rounded to the next highest cent) and the number of shares which may be subscribed for and purchased upon exercise of this Option shall be calculated to the nearest whole share (i.e. fractions of less than one half of a share shall be disregarded and fractions of one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made however, if the change in the Option Exercise Price would be less than $.001 per share, but any such lesser adjustment shall be made (i) at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.001 per share or more, or (ii) if earlier, upon the third anniversary of the event for which such adjustment is required.

         7.       Notice of Certain Events.  In case at any time:

                  (a) the Company shall propose to register any of its Common Stock under the Securities Act in connection with a public offering of such Common Stock (other than with respect to a registration statement filed on Form S-8 or such other similar form then in effect under the Securities Act);

                  (b) there shall be any capital reorganization, or reclassification of the capital stock, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in one or more of said cases, the Company shall give notice to the Holder of this Option of the date on which
(i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall be given not less than ten (10) days prior to the record date or the date on which the transfer books of the Company are to be closed in respect thereto in the case of an action specified in clause (i) and at least ten (10) days prior to the action in question in the case of an action specified in clause (ii).

         8. No Change in Option Terms on Adjustment. Irrespective of any adjustment in the Option Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Option, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares as are stated herein and the Option Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

         9. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Option Shares or any transfer involved in the issue or delivery of any certificates for Option Shares of Common Stock in a name other than that of the registered holder hereof or upon any transfer of this Option.

         10. Option Holder Not Deemed a Shareholder. No holder, as such, of this Option shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Option be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Option of the Option Shares which he is then entitled to receive upon the due exercise of this Option.

         11. No Limitation on Corporate Action. No provisions of this Option and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

         12. Transfer; Opinions of Counsel; Restrictive Legends. Notwithstanding anything contained herein, this Option is nontransferable except in the case of the death of the Holder, in which event the Option may be transferred by the Last Will and Testament of the deceased Holder or by the laws of descent and distribution. To the extent applicable, each certificate or other document evidencing any of the Option Shares shall be endorsed with the legends set forth below, and Holder covenants that, except to the extent such restrictions are waived by the Company, Holder shall not transfer the Option Shares without complying with the restrictions on transfer described in the legends endorsed thereon;

                  (a) The following legend, if applicable, under the Securities Act:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b) If required by the authorities of any state in connection with the issuance or sale of the Option Shares, the legend required by such state authority.

                  (c) The Company shall not be required (i) to transfer on its books any Option Shares which shall have been transferred in violation of any of the provisions set forth in this Section 12, or (ii) to treat as owner of such Option Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Option Shares shall have been so transferred.

                  (d) Any legend endorsed on a certificate pursuant to subsection (a) or (b) of this section 12 shall be removed (i) if the Option Shares represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, or
(ii) if the holder of such Option Shares shall have provided the Company with an opinion from counsel, in form and acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that a public sale, transfer or assignment of the Option or the Option Shares may be made without registration.

                  (e) Any legend endorsed on a certificate pursuant to subsection (b) of this section 12 shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if the holder of the Option or the Option Shares provides the Company with an opinion of counsel, in form and substance acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that such state legend may be removed.

                  (f) Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Option Shares unless:

                           (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (ii) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (A) if requested by the Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Option Shares under the Securities Act and (B) if requested by the Company, the transferee shall have furnished to the Company its agreement to abide by the restrictions on transfer set forth herein as if it were a purchaser hereunder.

                  (g) Except as set forth in this section 12, the Option shall not be assignable by the Holder and its assignees.

         13.      Termination of Employment or Death.

                  (a) For Non-Qualified Stock Options, upon any termination of employment of the holder for any reason other than for cause, death or disability, any such Option held at the date of such employment termination may, to the extent exercisable, be exercised within ninety (90) days after the date of such employment termination. If Holder's employment with the Company terminates for any reason prior to the Exercise Date, this Option shall be immediately terminated, canceled and of no further effect. Upon any termination of employment of the holder by reason of disability, except as otherwise provided in the particular Stock Option Agreement, any such Option held at the date of such employment termination may, to the extent exercisable, be exercised within twelve (12) months after the date of such employment termination. If the holder of such an Option dies, except as otherwise provided in the particular Stock Option Agreement, any such Option held at the date of death may, to the extent exercisable, be exercised by a legatee or legatees of the holder under the holder's last will, or by the holder's personal representatives or distributees, within twelve (12) months after the holder's death. This section 13 shall not extend the term of the Option specified pursuant to section 1(d). For purposes of this section 13, employment of a holder shall not be deemed terminated so long as the holder is employed by the Company, by a subsidiary of the Company or by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Option of the holder. For purposes of this section 13, the extent to which such an Option is exercisable shall be determined as of the date of termination of employment.

                  (b) For Incentive Stock Options, upon any termination of employment of the holder for any reason other than for cause, death or disability, any such Option held at the date of such employment termination may, to the extent exercisable, be exercised within three (3) months after the date of such employment termination. If Holder's employment with the Company terminates for any reason prior to the Exercise Date, this Option shall be immediately terminated, cancelled and of no further effect. Upon any termination of employment of the holder by reason of disability, within the meaning of section 22(e)(3) of the Code or any successor provision, any such Option held at the date of such employment termination may, to the extent exercisable, be exercised within twelve (12) months after the date of such employment termination. If the holder of such an Option dies, except as otherwise provided in the particular Stock Option agreement, any such Option held at the date of death may, to the extent exercisable, be exercised by a legatee or legatees of the holder under the holder's last will, or by the holder's personal representatives or distributees, within twelve (12) months after the holder's death. This section 13 shall not extend the term of the Option specified pursuant to section 1(d). For purposes of this section 13, employment of a holder shall not be deemed terminated so long as the holder is employed by the Company, by a subsidiary of the Company or by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Option of the holder in a transaction to which section 424(a) of the Code or any successor provision is applicable. For purposes of this section 13, the extent to which such an Option is exercisable shall be determined as of the date of termination of employment.

                  (c) (i) If the Holder retires from his or her employment with the Company with management approval in the sole discretion of the Compensation Committee of the Company, then the Holder shall remain on the Vesting schedule and this Option shall be exercisable by such retired Holder at such time(s) as if the Holder had remained a full-time employee of the Company. Retirement means permanent cessation of full-time employment. (ii) If a retired Holder resumes working after retirement, other than on a limited part-time basis, in the sole discretion of the Compensation Committee, then all unexercised Options shall immediately terminate. If a retired Holder becomes employed by a competitor of the Company to any extent and in any capacity after retirement, Holder shall repay the Company all gain realized directly or indirectly from the exercise of the Options which became exercisable since the date of retirement, and all unexercised Options shall be immediately terminated. (iii) If a Holder retires without management approval in the sole discretion of the Compensation Committee, then this Option shall immediately terminate in its entirety and be of no further force and effect.

                  (d) This Option shall terminate immediately upon the original Holder hereof being discharged from the employment of this Company for cause, and all Options shall be deemed cancelled, void and of no further effect, whether or not exercisable at the time of termination.

         14. Lost, Stolen, Mutilated or Destroyed Option. If this Option is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (except in the event of loss, theft, mutilation or destruction while this Option is in possession of the Company's Escrow Agent, in which events the Company shall be solely responsible) (which shall, in the case of a mutilated Option, include the surrender thereof), issue a new Option of like denomination and tenor as the Option so lost, stolen, mutilated or destroyed. Any such new Option shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Option shall be at any time enforceable by anyone.

         15. Representation of Holder. The Holder, by the acceptance hereof, represents that it is acquiring this Option for its own account for investment and not with a view to, or sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, nor with any present intention of distributing any of the same. Upon exercise of this Option, the Holder will confirm in writing, in form reasonably satisfactory to the Company, such Holder's investment intent.

         16. Notices. All Notices, requests and other communications that the Holder or the Company is required or elects to give hereunder shall be in writing and shall be deemed to have been given (a) upon personal delivery thereof, including by appropriate courier service, five (5) days after delivery to the courier or, if earlier, upon delivery against a signed receipt therefor or (b) upon transmission by facsimile or telecopier, which transmission is confirmed, in either case addressed to the party to be notified at the address set forth below or at such other address as such party shall have notified the other parties hereto, by notice given in conformity with this section 16.

                  (a)      If to the Company:

                           Hayes Microcomputer Products, Inc.
                           5835 Peachtree Corners East
                           Norcross, Georgia  30092
                           Attention:  President
                           Telecopy:  (770) 840-6830

                  (b) If to the Holder, to the address set forth on the first page hereof as the address for Holder.

         17. Miscellaneous. This Option and any term hereof may be changed, waived, discharged, or terminated except as provided in the Plan only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Option are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         18. Date. The date of this Option is the date set forth on the first page hereof. This Option, in all events, shall be wholly void and of no effect after 5:30 p.m., Georgia time, on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 12 shall continue in full force and effect after such date as to any Option Shares or other securities issued upon the exercise of this Option.

         19. Severability. If any provision of this Option is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Option.

         20. Governing Law. This Option shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without reference to its conflicts of law principles.

         21. Confidentiality. Notwithstanding anything contained herein to the contrary, if at anytime prior to the exercise of the Option granted hereunder the Holder communicates or discloses in any way or form to any person or entity that the Holder is the recipient of or the holder of this or any other option issued by the Company pursuant to the Plan, then this Option shall immediately terminate and all rights of Holder hereunder shall be null and void, it being understood and agreed by Holder, as evidenced by the acceptance of this Option by the Holder, that it is of the utmost importance to the Company to have the Holder hereof keep the issuance to and the receipt of this Option by the Holder in strictest confidence.

         22. Governance by Plan. Notwithstanding anything contained herein, this Option shall be governed by the Plan, and any term or provision herein which conflicts or is inconsistent with the Plan shall be deemed to be in accordance with the applicable term or provision of the Plan.


                                             HAYES MICROCOMPUTER PRODUCTS, INC.



                                             By:
                                                  -------------------------
                                                  DENNIS C. HAYES, Chairman

                             EXHIBIT A TO
                                OPTION

                          SUBSCRIPTION NOTICE

   TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH REGISTERED HOLDER
                    DESIRES TO EXERCISE THIS OPTION


                  HAYES MICROCOMPUTER PRODUCTS, INC.

         The undersigned hereby exercises the right to purchase Option Shares covered by this Option according to the conditions thereof and herewith [makes payment of $_______________, the aggregate Option Exercise Price of such Option Shares in full] [tenders solely this Option, or applicable portion hereof, in full satisfaction of the Option Exercise Price upon the terms and conditions set forth herein.]

                INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
    ---------------------------------------------------------------------------
             (Please typewrite or print in block letters)

Address
       ------------------------------------------------------------------------

                                    HOLDER NAME:


                                    By:
                                         ------------------------------------
                                         Name:
                                              -------------------------------
                                         Title:
                                               ------------------------------
                                         [Net] Number of Option Shares Being
                                         Purchased
                                                  ---------------------------


Dated:  ______________, 19__

                                    EXHIBIT B

                               FIRST AMENDMENT TO
                       HAYES MICROCOMPUTER PRODUCTS, INC.
                     KEY EMPLOYEE OPTION (MANAGEMENT GRANT)

                  THIS OPTION MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED HEREIN. NEITHER THE RIGHTS REPRESENTED BY THIS OPTION NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. SUCH RIGHTS AND SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART EXCEPT IN ACCORDANCE WITH THE PROVISIONS HEREOF.


         Hayes Microcomputer Products, Inc. (the "Company") has issued to certain key management employees of the Company certain options to purchase common stock designated as a Key Employee Option (Management Grant) (hereinafter called "Management Grant Options"). This Amendment hereby amends each of the outstanding Management Grant Options as follows:

         1. Section 1(d) of each of the Management Grant Options is hereby amended by deleting the word "or" in the third line of Section 1(d) of each of the Management Grant Options, inserting a "," in lieu thereof, and adding at the end of said Section 1(d) the following: "(iii) nine (9) years after the Date of this Option, or (iv) any earlier date established by the Board of Directors of the Company."

         2. Section 1(j) of each of the Management Grant Options is hereby amended by deleting the word "or" in the fourth line of Section 1(j) of each of the Management Grant Options, substituting a "," in lieu of the word "or," and adding at the end of Section 1(j) the following: "or any transaction or series of related transactions in which all of the outstanding shares of the Company are exchanged for shares or a combination of cash and shares of another entity whose common shares are publicly traded on the NASDAQ National Market System, the American Stock Exchange, or the New York Stock Exchange."

         3. Except as expressly hereby amended, each of the Management Grant Options shall remain unchanged and shall remain in full force and effect.

                                    HAYES MICROCOMPUTER PRODUCTS, INC.


                                    By:
                                        ----------------------------------------
                                        Dennis C. Hayes
                                        Chairman

                               KEY EMPLOYEE OPTION
                                (EXECUTIVE GRANT)

                  THIS OPTION MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED HEREIN. NEITHER THE RIGHTS REPRESENTED BY THIS OPTION NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. SUCH RIGHTS AND SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART EXCEPT IN ACCORDANCE WITH THE PROVISIONS HEREOF.

Option No.:       ___________________________________

Holder:           ___________________________________
                  NAME
                  ___________________________________
                  ADDRESS
                  ___________________________________
                  CITY, STATE & ZIP CODE

Date of
Grant of
this Option:  _______________________________________

Number of
Option Shares:_______________________________________

Option
Exercise
Price Per
Share:            U.S.$______________________________


                       HAYES MICROCOMPUTER PRODUCTS, INC.

                         OPTION TO PURCHASE COMMON STOCK

         Hayes Microcomputer Products, Inc., a Georgia corporation (the "Company"), hereby certifies that the above-named individual designated on the line entitled "Holder", the registered holder hereof, or its permitted registered assigns to whom notice has been given by the Company ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Option, at any time or times on or after the Exercise Date hereof but not after 5:30 P.M., Atlanta, Georgia time, on the Expiration Date (as defined herein), up to the number of shares set forth above of the Company's fully paid nonassessable shares, as adjusted pursuant to this Option (the "Option Shares"), of Common Stock (as defined herein) of the Company by payment of the applicable aggregate Option Exercise Price (as defined herein) in lawful money of the United States.

         1. Definitions. The following words and terms as used in this Option shall have the following meanings:

                  (a) "Common Stock" means (i) the Company's common stock and
(ii) any capital stock into which such "Common Stock" shall have been changed or any capital stock resulting from a reclassification of such "Common Stock."

                  (b) "Convertible Securities" means any securities issued by the Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

                  (c) "Exercise Date" means the earlier to occur of (i) the date on which the Company files a registration statement on Form S-1 (or any similar form) with the Securities and Exchange Commission in connection with a proposed Initial Public Offering, (ii) the date of the closing of a Significant Transaction, (iii) if this Option is intended to constitute an Incentive Stock Option, if the original Holder hereof owned more than ten (10%) percent of the combined voting power of all classes of Stock of the Company on the date of the grant hereof, then the exercise date shall be no sooner than five (5) years from the date of the grant of this Option, (iv) nine (9) years after the date of grant of this Option, or (v) any earlier date established by the Board of Directors of the Company.

                  (d) "Expiration Date" means: the date five (5) years after the Exercise Date; however, if this Option constitutes an Incentive Stock Option under applicable provisions of the Internal Revenue Code, as amended (the "Code"), then notwithstanding the foregoing, the Expiration Date shall be the earlier of the date described in (i) above or ten (10) years from the date of the granting of this Option, provided, that if the Exercise Date is the date set forth in Section 1(c)(iv), then the Expiration Date shall be one (1) year after such Exercise Date.

                  (e) "Initial Public Offering" means the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock.

                  (f) "Market Price" means the fair market value of one share determined as follows: (i) where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five (5) trading days (or such fewer number of trading days as the Company's Common Stock may have been publicly traded) ending on the trading day prior to the date of determination of fair market value and (ii) if at any time the Common Stock is not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the higher of (A) the book value thereof, as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors, as at the last day as of which such determination shall have been made, or (B) the fair value thereof determined in good faith by the Board of Directors as of the date which is within 15 days of the date as of which the determination is to be made (in determining the fair value thereof, the Board of Directors shall consider stock market valuations and price to earnings ratios of comparable companies in similar industries). Notwithstanding the foregoing, in the event the Option is exercised in connection with the Initial Public Offering, the fair market value per share shall be the per share price at which registered shares are sold to the public in the Initial Public Offering. If the holder shall purchase such shares in conjunction with the closing of any Significant Transaction, then the fair market value per share shall mean the value received by the holders of the Company's Common Stock pursuant to such Significant Transaction for each share of Common Stock, subject to the closing of such Significant Transaction.

                  (g) "Option Exercise Price" shall initially be the price per share as set forth on the first page hereof and shall be adjusted and readjusted from time to time as provided in this Option.

                  (h) "Securities Act" means the Securities Act of 1933, as amended.

                  (i) "Significant Transaction" means the closing of a merger, consolidation or reorganization of the Company with or into any other corporation or corporations in which the Company is not the surviving entity (other than a mere reincorporation transaction), a sale of all or substantially all of the assets of the Company, a transaction or series of related transactions in which the Company issues shares representing more than 50% of the voting power of the Company, immediately after giving effect to such transaction, to a person or persons who were not Shareholders (as defined in the Shareholders' Agreement) immediately prior to such transaction, or any transaction or series of related transactions in which all of the outstanding shares of the Company are exchanged for shares or a combination of cash and shares of another entity whose common shares are publicly traded on the NASDAQ National Market System, the American Stock Exchange, or the New York Stock Exchange.

                  (j) Other Definitional Provisions.

                           (i) Except as otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person's successors and permitted assigns, (B) to the Company shall be deemed to include the Company's successors and
         (C) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                           (ii)     When used in this Option, the words
         "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Option as a whole and not to any provision of this Option, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Option unless otherwise specified.

                           (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

                           (iv) Any capitalized term not otherwise defined in this Option shall have the meaning ascribed to such term in that certain Shareholders' Agreement dated as of April 16, 1996, (the "Shareholders' Agreement"), by and among the Company, Dennis C. Hayes and the Shareholders.

                           (v)      The "Plan" shall mean the Hayes
         Microcomputer Products, Inc. Stock Option Plan.

         2. Exercise of Option.

                  (a) Subject to the terms and conditions hereof, this Option may be exercised in whole or in part, at any time during normal business hours on or after the Exercise Date and prior to 5:30 p.m., Atlanta, Georgia time, on the Expiration Date. The rights represented by this Option may be exercised by the holder hereof then registered on the books of the Company, in whole or from time to time in part (except that this Option shall not be exercisable as to a fractional share), by (i) delivery of a written notice, in the form of the Subscription Notice attached as Exhibit A hereto, of such holder's election to exercise this Option, which notice shall specify the number of Option Shares to be purchased, (ii) payment to the Company of an amount equal to the Option Exercise Price multiplied by the number of Option Shares as to which the Option is being exercised (plus any applicable issue or transfer taxes) in cash, by wire transfer or by certified or official bank check, for the number of Option Shares as to which this Option shall have been exercised, and (iii) the surrender of this Option, properly endorsed, at the principal office of the Company at the time of such exercise (or at such other agency or office of the Company as the Company may designate by notice to the Holder). In the event of any exercise of the rights represented by this Option, a certificate or certificates for the Option Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by the Holder within a reasonable time, not exceeding 15 days (if the Company's Common Stock is not then publicly traded) or five (5) business days (if the Company's Common Stock is then publicly traded), after such rights shall have been so exercised.

                  (b) Unless the rights represented by this Option shall have expired or have been fully exercised, the Company shall issue, within such 15 day or 5 business day period, as applicable, a new Option identical in all respects to the Option exercised except (x) such new Option shall represent rights to purchase the number of Option Shares purchasable immediately prior to such exercise under the Option exercised, less the number of Option Shares with respect to which such original Option was exercised, and (y) the Option Exercise Price thereof shall be the Option Exercise

Price of the Option exercised. The person in whose name any certificate for Option Shares is issued upon exercise of this Option shall for all purposes be deemed to have become the holder of record of such Option Shares immediately prior to the close of business on the date on which the Option was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Option Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

                  (c) In lieu of the Holder exercising this Option (or any portion hereof) for cash, Holder may, in connection with such exercise, elect to satisfy the Option Exercise Price by exchanging solely (x) this Option (or such portion hereof) for (y) that number of Option Shares equal to the product of (i) the number of shares of Common Stock issuable upon such exercise of the Option (or, if only a portion of this Option is being exercised, issuable upon the exercise of such portion) for cash multiplied by (ii) a fraction, (A) the numerator of which is the Market Price per share of the Common Stock at the time of such exercise minus the Option Exercise Price per share of the Common Stock at the time of such exercise, and (B) the denominator of which is the Market Price per share of the Common Stock at the time of such exercise, such number of shares so issuable upon such exercise to be rounded up or down to the nearest whole number of Option Shares.

                  (d) Notwithstanding anything contained herein, if this Option constitutes an Incentive Stock Option, then the Option may be exercised by the original Holder hereof during his or her lifetime only by such original Holder.

         3. Covenants as to Common Stock.

                  (a) The Company covenants and agrees that all Option Shares which may be issued upon the exercise of the rights represented by this Option will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Option may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Option and that the par value of said shares will at all times be less than or equal to the applicable Option Exercise Price.

                  (b) If any shares of Common Stock reserved or to be reserved to provide for the exercise of the rights then represented by this Option require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued to the Holder, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

         4. Changes in Capitalization; Merger; Liquidation. For purposes of this Option, the number of shares covered by each outstanding Option, and the price per share of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation (other than as a subsidiary of another corporation), recapitalization, reclassification of shares or similar reorganization, the holder of each outstanding Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are provided in this Option, the number and class of shares of stock or other securities to which a holder of the number of shares of Stock subject to the Option at the time of such transaction would have been entitled to receive as a result of such transaction. In the event of any such changes in capitalization of the Company, the Board or the Committee will make such adjustments in the number and class of shares of Stock or other securities and/or the exercise price with respect to which outstanding Options are exercisable to prevent dilution or enlargement of rights hereunder. Any adjustment pursuant to this section 4 may provide, in the Board or the Committee's discretion, for the elimination of any fractional shares that might otherwise become subject to this Stock Option without payment therefor. In the event of a dissolution or liquidation of the Company, a sale of substantially all of the stock or substantially all of the assets of the Company, a merger or consolidation in which the Company is not the surviving corporation or services only as a subsidiary of another corporation, or any other transaction having a similar result or effect, each outstanding Option shall terminate except to the extent that another corporation assumes such Option or substitutes another option therefor. In the event of a change of the Company's shares of Stock with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of this Option. Except as expressly provided in this section 4, the holder of an Option shall have no rights by reason of any subdivision or combination of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of Stock of any class or by reason of any dissolution, liquidation, merger or consolidation or distribution to the Company's shareholders of assets or stock of another corporation. Except as expressly provided herein, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to this Stock Option. The Holder understands and agrees that the existence of the Plan and the Stock Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         5. Notice of Adjustment of Option Exercise Price. Upon any adjustment of the Option Exercise Price, then the Company shall give notice thereof to the Holder of this Option, which notice shall state the Option Exercise Price in effect after such adjustment and the increase, or decrease, if any, in the number of Option Shares purchasable at the Option Exercise Price upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6. Computation of Adjustments. Upon each computation of an adjustment in the Option Exercise Price and the number of shares which may be subscribed for and purchased upon exercise of this Option, the Option Exercise Price shall be computed to the nearest cent (i.e. fraction of .5 of a cent, or greater, shall be rounded to the next highest cent) and the number of shares which may be subscribed for and purchased upon exercise of this Option shall be calculated to the nearest whole share (i.e. fractions of less than one half of a share shall be disregarded and fractions of one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made however, if the change in the Option Exercise Price would be less than $.001 per share, but any such lesser adjustment shall be made (i) at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.001 per share or more, or (ii) if earlier, upon the third anniversary of the event for which such adjustment is required.

         7. Notice of Certain Events. In case at any time:

                  (a) the Company shall propose to register any of its Common Stock under the Securities Act in connection with a public offering of such Common Stock (other than with respect to a registration statement filed on Form S-8 or such other similar form then in effect under the Securities Act);

                  (b) there shall be any capital reorganization, or reclassification of the capital stock, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in one or more of said cases, the Company shall give notice to the Holder of this Option of the date on which
(i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall be given not less than ten (10) days prior to the record date or the date on which the transfer books of the Company are to be closed in respect thereto in the case of an action specified in clause (i) and at least ten (10) days prior to the action in question in the case of an action specified in clause (ii).

         8. No Change in Option Terms on Adjustment. Irrespective of any adjustment in the Option Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Option, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares as are stated herein and the Option Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

         9. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Option Shares or any transfer involved in the issue or delivery of any certificates for Option Shares of Common Stock in a name other than that of the registered holder hereof or upon any transfer of this Option.

         10. Option Holder Not Deemed a Shareholder. No holder, as such, of this Option shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Option be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Option of the Option Shares which he is then entitled to receive upon the due exercise of this Option.

         11. No Limitation on Corporate Action. No provisions of this Option and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

         12. Transfer; Opinions of Counsel; Restrictive Legends. Notwithstanding anything contained herein, this Option is nontransferable except in the case of the death of the Holder, in which event the Option may be transferred by the Last Will and Testament of the deceased Holder or by the laws of descent and distribution. To the extent applicable, each certificate or other document evidencing any of the Option Shares shall be endorsed with the legends set forth below, and Holder covenants that, except to the extent such restrictions are waived by the Company, Holder shall not transfer the Option Shares without complying with the restrictions on transfer described in the legends endorsed thereon;

                  (a) The following legend, if applicable, under the Securities
Act:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b) If required by the authorities of any state in connection with the issuance or sale of the Option Shares, the legend required by such state authority.

                  (c) The Company shall not be required (i) to transfer on its books any Option Shares which shall have been transferred in violation of any of the provisions set forth in this Section 12, or (ii) to treat as owner of such Option Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Option Shares shall have been so transferred.

                  (d) Any legend endorsed on a certificate pursuant to subsection (a) or (b) of this section 12 shall be removed (i) if the Option Shares represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, or
(ii) if the holder of such Option Shares shall have provided the Company with an opinion from counsel, in form and acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that a public sale, transfer or assignment of the Option or the Option Shares may be made without registration.

                  (e) Any legend endorsed on a certificate pursuant to subsection (b) of this section 12 shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if the holder of the Option or the Option Shares provides the Company with an opinion of counsel, in form and substance acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that such state legend may be removed.

                  (f) Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Option Shares unless:

                           (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (ii) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (A) if requested by the Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Option Shares under the Securities Act and (B) if requested by the Company, the transferee shall have furnished to the Company its agreement to abide by the restrictions on transfer set forth herein as if it were a purchaser hereunder.

                  (g) Except as set forth in this section 12, the Option shall not be assignable by the Holder and its assignees.

         13.      Termination of Employment or Death.

                  (a) For Non-Qualified Stock Options, upon any termination of employment of the holder for any reason other than for cause, death or disability, any such Option held at the date of such employment termination may, to the extent exercisable, be exercised within ninety (90) days after the date of such employment termination. Upon any termination of employment of the holder by reason of disability, except as otherwise provided in the particular Stock Option Agreement, any such Option held at the date of such employment termination may, to the extent exercisable, be exercised within twelve (12) months after the date of such employment termination. If the holder of such an Option dies, except as otherwise provided in the particular Stock Option Agreement, any such Option held at the date of death may, to the extent exercisable, be exercised by a legatee or legatees of the holder under the holder's last will, or by the holder's personal representatives or distributees, within twelve (12) months after the holder's death. This section 13 shall not extend the term of the Option specified pursuant to section 1(d). For purposes of this section 13, employment of a holder shall not be deemed terminated so long as the holder is employed by the Company, by a subsidiary of the Company or by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Option of the holder. For purposes of this section 13, the extent to which such an Option is exercisable shall be determined as of the date of termination of employment.

                  (b) For Incentive Stock Options, upon any termination of employment of the holder for any reason other than for cause, death or disability, any such Option held at the date of such employment termination may, to the extent exercisable, be exercised within three (3) months after the date of such employment termination. Upon any termination of employment of the holder by reason of disability, within the meaning of section 22(e)(3) of the Code or any successor provision, any such Option held at the date of such employment termination may, to the extent exercisable, be exercised within twelve (12) months after the date of such employment termination. If the holder of such an Option dies, except as otherwise provided in the particular Stock Option agreement, any such Option held at the date of death may, to the extent exercisable, be exercised by a legatee or legatees of the holder under the holder's last will, or by the holder's personal representatives or distributees, within twelve (12) months after the holder's death. This section 13 shall not extend the term of the Option specified pursuant to section 1(d). For purposes of this section 13, employment of a holder shall not be deemed terminated so long as the holder is employed by the Company, by a subsidiary of the Company or by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Option of the holder in a transaction to which section 424(a) of the Code or any successor provision is applicable. For purposes of this section 13, the extent to which such an Option is exercisable shall be determined as of the date of termination of employment.

                  (c) This Option shall terminate immediately upon the original Holder hereof being discharged from the employment of the Company for cause.

         14. Lost, Stolen, Mutilated or Destroyed Option. If this Option is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (except in the event of loss, theft, mutilation or destruction while this Option is in possession of the Company's Escrow Agent, in which events the Company shall be solely responsible) (which shall, in the case of a mutilated Option, include the surrender thereof), issue a new Option of like denomination and tenor as the Option so lost, stolen, mutilated or destroyed. Any such new Option shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Option shall be at any time enforceable by anyone.

         15. Representation of Holder. The Holder, by the acceptance hereof, represents that it is acquiring this Option for its own account for investment and not with a view to, or sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, nor with any present intention of distributing any of the same. Upon exercise of this Option, the Holder will confirm in writing, in form reasonably satisfactory to the Company, such Holder's investment intent.

         16. Notices. All Notices, requests and other communications that the Holder or the Company is required or elects to give hereunder shall be in writing and shall be deemed to have been given (a) upon personal delivery thereof, including by appropriate courier service, five (5) days after delivery to the courier or, if earlier, upon delivery against a signed receipt therefor or (b) upon transmission by facsimile or telecopier, which transmission is confirmed, in either case addressed to the party to be notified at the address set forth below or at such other address as such party shall have notified the other parties hereto, by notice given in conformity with this section 16.

                  (a)      If to the Company:

                           Hayes Microcomputer Products, Inc.
                           5835 Peachtree Corners East
                           Norcross, Georgia 30092
                           Attention: President
                           Telecopy: (770) 840-6830


                  (b) If to the Holder, to the address set forth on the first page hereof as the address for Holder.

         17. Miscellaneous. This Option and any term hereof may be changed, waived, discharged, or terminated except as provided in the Plan only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Option are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         18. Date. The date of this Option is the date set forth on the first page hereof. This Option, in all events, shall be wholly void and of no effect after 5:30 p.m., Georgia time, on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 12 shall continue in full force and effect after such date as to any Option Shares or other securities issued upon the exercise of this Option.

         19. Severability. If any provision of this Option is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Option.

         20. Governing Law. This Option shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without reference to its conflicts of law principles.

         21. Confidentiality. Notwithstanding anything contained herein to the contrary, if at anytime prior to the exercise of the Option granted hereunder the Holder communicates or discloses in any way or form to any person or entity that the Holder is the recipient of or the holder of this or any other option issued by the Company pursuant to the Plan, then this Option shall immediately terminate and all rights of Holder hereunder shall be null and void, it being understood and agreed by Holder, as evidenced by the acceptance of this Option by the Holder, that it is of the utmost importance to the Company to have the Holder hereof keep the issuance to and the receipt of this Option by the Holder in strictest confidence.

         22. Governance by Plan. Notwithstanding anything contained herein, this Option shall be governed by the Plan, and any term or provision herein which conflicts or is inconsistent with the Plan shall be deemed to be in accordance with the applicable term or provision of the Plan.


                                    HAYES MICROCOMPUTER PRODUCTS, INC.



                                    By:
                                        ----------------------------------------
                                        DENNIS C. HAYES, Chairman

                                  EXHIBIT A TO
                                     OPTION

                               SUBSCRIPTION NOTICE

        TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH REGISTERED HOLDER
                         DESIRES TO EXERCISE THIS OPTION


                       HAYES MICROCOMPUTER PRODUCTS, INC.

         The undersigned hereby exercises the right to purchase Option Shares covered by this Option according to the conditions thereof and herewith [makes payment of $_______________, the aggregate Option Exercise Price of such Option Shares in full] [tenders solely this Option, or applicable portion hereof, in full satisfaction of the Option Exercise Price upon the terms and conditions set forth herein.]

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name ___________________________________________________________________________
                  (Please typewrite or print in block letters)

Address ________________________________________________________________________

                                    HOLDER NAME:


                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------
                                        [Net] Number of Option Shares Being
                                        Purchased
                                                  ------------------------------

Dated: ______________, 19__

                                    EXHIBIT C

                               FIRST AMENDMENT TO
                       HAYES MICROCOMPUTER PRODUCTS, INC.
                      KEY EMPLOYEE OPTION (EXECUTIVE GRANT)

                  THIS OPTION MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED HEREIN. NEITHER THE RIGHTS REPRESENTED BY THIS OPTION NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. SUCH RIGHTS AND SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART EXCEPT IN ACCORDANCE WITH THE PROVISIONS HEREOF.

         Hayes Microcomputer Products, Inc. (the "Company") has heretofore issued to certain key executives of the Company certain Key Employee Options (Executive Grants) (hereinafter called "Executive Grant Options"). This First Amendment hereby amends each outstanding Executive Grant Option as follows:

         1. Section 1(c) of each Executive Grant Option is hereby amended by deleting the word "or" in the third line of Section 1(c), by deleting the word "or" in the fourth line of Section 1(c), and substituting in lieu thereof "(iii)" and by adding at the end of Section 1(c) the following: ", (iv) nine (9) years after the date of grant of this Option, or (v) any earlier date established by the Board of Directors of the Company."

         2. Section 1(d) of each of the Executive Grant Options is hereby amended by adding at the end of said Section 1(d) the following: "provided, that if the Exercise Date is the date set forth in Section 1(c)(iv), then the Expiration Date shall be one (1) year after such Exercise Date."

         3. Section 1(i) of each of the Executive Grant Options is hereby amended by deleting the word "or" in the fourth line of said Section 1(i) of each Executive Grant Option, inserting a "," in lieu thereof, and adding at the end of said Section 1(i) the following: "or any transaction or series of related transactions in which all of the outstanding shares of the Company are exchanged for shares or a combination of cash and shares of another entity whose common shares are publicly traded on the NASDAQ National Market System, the American Stock Exchange, or the New York Stock Exchange."

         4. Except as expressly hereby amended, each of the Executive Grant Options shall remain unchanged and shall remain in full force and effect.

                                    HAYES MICROCOMPUTER PRODUCTS, INC.


                                    By:
                                        ----------------------------------------
                                        Dennis C. Hayes
                                        Chairman